UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in the Current Report on Form 8-K filed by Virtusa Corporation (the “Company”) on March 9, 2016, the Company completed the acquisition of a majority stake in Polaris Consulting and Services Limited (“Polaris”) on March 3, 2016.

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on March 9, 2016.  This Amendment No. 1 is being filed solely to provide the historical financial statements of Polaris and unaudited pro forma information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired

The audited carve out combined financial statements of the Service Business of Polaris as of March 31, 2015 and 2014 and for the years then ended and the unaudited carve out combined balance sheet as of December 31, 2015 and unaudited carve out combined statements of income, comprehensive income, changes in invested equity, and cash flows for the nine month periods ended December 31, 2015 and 2014, are attached hereto as Exhibit 99.1 and are included herein.

(b)       Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the nine months ended December 31, 2015 and for the fiscal year ended March 31, 2015 is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of S.R. BATLIBOI & ASSOCIATES LLP, Independent Auditors for Polaris.

99.1

Audited carve out combined financial statements of the Service Business of Polaris as of and for the years ended March 31, 2015 and 2014 and unaudited carve out combined balance sheet as of December 31, 2015 and unaudited carve out combined statements of income, comprehensive income, changes in invested equity, and cash flows for the nine month period ended December 31, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended December 31, 2015 and for the fiscal year ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: May 18, 2016	By:	/s/ RANJAN KALIA

Ranjan Kalia, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of S.R. BATLIBOI & ASSOCIATES LLP, Independent Auditors for Polaris.

99.1

Audited carve out combined financial statements of Polaris as of and for the years ended March 31, 2015 and 2014 and unaudited carve out combined balance sheet as of December 31, 2015 and unaudited carve out combined statements of income, comprehensive income, changes in invested equity, and cash flows for the nine month period ended December 31, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended December 31, 2015 and for the fiscal year ended March 31, 2015.